UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2021
 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Item 7.01     Regulation FD Disclosure.
Regions Financial Corporation ("Regions" or the "Company") is providing an update to select pages of an investor presentation previously included as Exhibit 99.1 to a Current Report on Form 8-K dated February 10, 2021. The updated information revises expectations for first quarter 2021 net interest income previously provided on page 10. Full year 2021 expectations presented on page 54 remain unchanged. The previous presentation, including the revised page 10 attached as Exhibit 99.1 to this Current Report, will be used by executives to make various presentations regarding, among other things, the Company's operations and performance, to institutional investors at various meetings and events during the month of March 2021.
A copy of the updated page 10 and unchanged page 54 to be used at these various meetings and events is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Updated Presentation Materials are also available on Regions' website at www.regions.com.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. In accordance with general instruction B.2 of Form 8-K, the exhibits listed in the exhibit index are furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Exhibit Index
Exhibit No.    Description of Exhibit
99.1    Copy of Updated Page 10 and unchanged Page 54 to previously provided Presentation Materials that Regions Financial Corporation intends to provide to institutional investors at various meetings during the month of March 2021.
    104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Hardie B. Kimbrough, Jr.
Name:	Hardie B. Kimbrough, Jr.
Title:	Executive Vice President and Controller (Chief Accounting Officer and Authorized Officer)
Date: March 8, 2021